                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 10, 1995



                           FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


       Delaware                   1-6368                   38-1612444
(State of other juris-        (Commission File           (IRS Employer
diction of incorporation)         Number)              Identification No.)




   The American Road, Dearborn, Michigan                48121
 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  313-322-3000

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Item 5.  Other Events

     Consolidated Financial Statements of Ford Motor Credit Company ("Ford Credit") and Subsidiaries for the year ended December 31, 1994 together with the Report of Independent Accountants of Coopers & Lybrand L.L.P., independent certified public accountants, filed as Exhibits 20.1 to this Current Report on Form 8-K, is incorporated by reference herein.

     The news release dated February 1, 1995 of Ford Motor Company and subsidiaries for the year ended December 31, 1994 is filed as Exhibit 20.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


                                       EXHIBITS
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

  DESIGNATION         DESCRIPTION                                  METHOD OF FILING
  -----------         -----------                                  ----------------
Exhibit 20.1     1994 Audit of Consolidated Financial              Filed with this
                 Statements of Ford Motor Credit Company           Report.
                 and Subsidiaries together with the
                 Report of Independent Accountants of
                 Coopers & Lybrand L.L.P., independent
                 certified public accountants.

Exhibit 20.2     News release dated February 1,                    Filed with this
                 1995 of Ford Motor Company and                    Report.
                 Subsidiaries for the year ended
                 December 31, 1994 with attachments.

Exhibit 23       Consent of Coopers & Lybrand L.L.P.               Filed with this
                                                                   Report.

Exhibit 27       Financial Data Schedule                           Filed with this
                                                                   Report.








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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                  FORD MOTOR CREDIT COMPANY
                                        (Registrant)



  Date:  February 10, 1995        By: _________________________________
                                      R. P. Conrad
                                      Assistant Secretary





                              EXHIBIT INDEX

Designation                  Description
- -----------                  -----------
Exhibit 20.1      1994 Audit of Consolidated Financial
                  Statements of Ford Motor Credit Company
                  and Subsidiaries together with the
                  Report of Independent Accountants of
                  Coopers & Lybrand L.L.P., independent
                  certified public accountants.

Exhibit 20.2      News release dated February 1, 1995
                  of Ford Motor Company and Subsidiaries
                  for the year ended December 31, 1994
                  with attachments.

Exhibit 23        Consent of Coopers & Lybrand L.L.P.

Exhibit 27        Financial Data Schedule


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